Exhibit 31


                                  Certification
                                      Under
                                   Section 302
                        Of The Sarbines-Oxley Act of 2002

     I, Kent A. Rodriguez, being the Chief Executive Office of XDOGS, Inc., certify that

1. I have reviewed this quarterly report on From 10-QSB for the period ended September 30, 2003

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to a state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for the periods presented in this quarterly report.

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and havee:

     a. Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b. Evaluated the effectiveness of thee registrants disclosure controls and procedures as of a date with 90 days prior to the filing date of this quarterly report (the "Evaluation Date") and

     c. Presented this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of thee Evaluation date;

5. I have disclosed, based on our most recent evaluation, to the registrant's auditors and thee audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a. all significant deficiencies in the design or operations of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors and material weaknesses in internal controls; and

     b. any fraud, whether or not material, that involves management or other employees who have a significant roe in the registrant's internal controls; and

6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses


November 19, 2003


/ s / Kent A. Rodriguez
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